UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 9, 2015

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 9, 2015, Microsoft Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Wells Fargo Securities, LLC acted as representatives, for the issuance and sale by the Company of $1,500,000,000 aggregate principal amount of its 1.850% Notes due 2020 (the “2020 Notes”), $1,500,000,000 aggregate principal amount of its 2.375% Notes due 2022 (the “2022 Notes”), $2,250,000,000 aggregate principal amount of its 2.700% Notes due 2025 (the “2025 Notes”), $1,500,000,000 aggregate principal amount of its 3.500% Notes due 2035 (the “2035 Notes”), $1,750,000,000 aggregate principal amount of its 3.750% Notes due 2045 (the “2045 Notes”) and $2,250,000,000 aggregate principal amount of its 4.000% Notes due 2055 (the “2055 Notes” and, together with the 2020 Notes, the 2022 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes, the “Notes”).

The Notes will be issued pursuant to an indenture, dated as of May 18, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by the Ninth Supplemental Indenture thereto, to be dated as of February 12, 2015 (the “Ninth Supplemental Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

The Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-184717), filed with the Securities and Exchange Commission (the “Commission”) on November 2, 2012, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Commission a prospectus dated November 2, 2012 and a related prospectus supplement dated February 9, 2015 (Registration No. 333-184717) (the “Prospectus Supplement”), which relates to the offer and sale of the Notes.

Interest on the Notes will be payable semi-annually in arrears on February 12 and August 12 of each year, commencing on August 12, 2015, to holders of record on the preceding January 28 and July 28, as the case may be. The 2020 Notes will mature on February 12, 2020, the 2022 Notes will mature on February 12, 2022, the 2025 Notes will mature on February 12, 2025, the 2035 Notes will mature on February 12, 2035, the 2045 Notes will mature on February 12, 2045 and the 2055 Notes will mature on February 12, 2055.

The Company will have the option to redeem the Notes in certain circumstances described in the Prospectus Supplement.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement and the Ninth Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, each of which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.1, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2015

4.1	Form of Ninth Supplemental Indenture, dated as of February 12, 2015, between Microsoft Corporation and U.S. Bank National Association, as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note representing the 2020 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2022 Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2025 Notes (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2035 Notes (included in Exhibit 4.1)

4.6	Form of Global Note representing the 2045 Notes (included in Exhibit 4.1)

4.7	Form of Global Note representing the 2055 Notes (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation, as to matters of the law of the State of Washington

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

Date: February 12, 2015	/S/ KEITH R. DOLLIVER
Keith R. Dolliver
Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2015

4.1	Form of Ninth Supplemental Indenture, dated as of February 12, 2015, between Microsoft Corporation and U.S. Bank National Association, as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note representing the 2020 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2022 Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2025 Notes (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2035 Notes (included in Exhibit 4.1)

4.6	Form of Global Note representing the 2045 Notes (included in Exhibit 4.1)

4.7	Form of Global Note representing the 2055 Notes (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation, as to matters of the law of the State of Washington